SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


         On January 15, 2007 Ligand Pharmaceuticals Incorporated announced the appointment of John L. Higgins, 38, as President, Chief Executive Officer and director. Mr. Higgins succeeds Henry F. Blissenbach who has served as Chairman and Interim CEO since August 2006. Mr. Blissenbach will continue as Chairman of the Company's Board of Directors.

         Mr. Higgins was most recently Chief Financial Officer, Executive Vice President, Finance, Administration and Corporate Development of Connectics Corporation, a public specialty pharmaceutical company, until its acquisition by Stiefel Laboratories, Inc. in December 2006. In those capacities, in which he had served since January 2002, he was responsible for, e.g., corporate development, finance, investor relations, strategic planning and general administration. He served as Executive Vice President, Finance and Administration, from January 2000 to December 2001, and as Vice President, Finance and Administration from September 1997 through December 1999. Mr. Higgins earned an A.B. in Economics from Colgate University and is a Director of Biocryst Pharmaceuticals, Inc., a public biotech company, where he serves as a member of the Compensation Committee and Chairman of the Audit Committee.
Mr. Higgins was not selected as an officer or director pursuant to any arrangement or understanding between him and any other persons.

         The terms of Mr. Higgins' appointment are governed by a letter agreement between him and the Company, dated as of January 10, 2007 and executed on January 11, 2007. The principal terms of the letter agreement include:

                o  base salary of $400,000 per year
                o performance bonus opportunity with a target of 50% of salary, up to a maximum of 75%
                o restricted stock grant of 150,000 shares, vesting over 2 years
                o eligibility for future discretionary, performance-based stock or option grants
                o  lump-sum relocation benefit of $100,000
                o ordinary severance (i.e. involuntary termination for cause or voluntary termination with good cause, without a change of control ) of 18 months' salary, continuation of health benefits, and acceleration of stock and option vesting
                o change of control severance of 2 years salary, plus average annual bonus, continuation of health benefits, and acceleration of stock and option vesting

The letter agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         A copy of the press release dated January 15, 2007 announcing
Mr. Higgins' appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements And Exhibits

(d)      Exhibits

EXHIBIT NUMBER             DESCRIPTION
---------------            -------------

10.1               Letter Agreement by and between the Company and John L.
                   Higgins dated as of January 10, 2007
99.1               Press Release of the Company dated January 15, 2007


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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                          LIGAND PHARMACEUTICALS INCORPORATED




        Date : January 16, 2007           By:   /s/ Warner R. Broaddus
                                          Name:  Warner R. Broaddus
                                          Title: Vice President, General Counsel
                                                 & Secretary